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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-94081 and No. 333-46226) of eBenX, Inc. of our report dated August 28, 2000 with respect to the financial statements of Arbor Associates, Inc. and subsidiary appearing in the Form 8-K/A of eBenX, Inc.

                                        /s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
November 20, 2000